UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
March 15, 2006

GARTNER, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-14443	04-3099750

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
P.O. Box 10212
56 Top Gallant Road
Stamford, CT 06902-7747
(Address of Principal Executive Offices, including Zip Code)
(203) 316-1111
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX
EX-10.1: FORM OF STOCK APPRECIATION RIGHT AGREEMENT
EX-10.2: FORM OF RESTRICTED STOCK UNIT AGREEMENT

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On March 15, 2006, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Gartner, Inc. (“Gartner”) approved 2006 annual long-term equity awards consisting of Stock Appreciation Rights (SARs) and Restricted Stock Units (RSUs) for Gartner’s named executive officers, as defined in Regulation S-K Item 402(a)(3), in the following amounts:

		Target Number of
Name	Number of SARs	RSUs*
Eugene A. Hall	400,000	204,000
Christopher Lafond	144,000	48,000
Robert C. Patton	72,000	24,000
Lewis G. Schwartz	72,000	24,000
Peter Sondergaard	72,000	24,000

*	Adjusted as described in narrative below.
     Stock Appreciation Rights. The Stock Appreciation Right Agreements provide for the grant of a number of stock appreciation rights that will be paid in shares of Gartner common stock once the applicable vesting criteria have been met. Assuming continued service through each vesting date, the SARs vest in four equal annual installments, beginning on May 15, 2007. Upon payout of the shares, the recipient must pay a purchase price per share equal to the value of Gartner’s common stock on the date of grant of the SARs. Gartner will withhold a portion of the shares subject to the grant to cover applicable tax withholding, unless Gartner requires or otherwise permits the recipient to make alternate arrangements satisfactory to Gartner.
     Restricted Stock Units. The Restricted Stock Unit Agreements provide for the grant of a number restricted stock units that will be paid in shares of Gartner common stock once the applicable vesting criteria have been met. The actual number of RSUs granted depends upon the achievement of certain targets set by the Compensation Committee for Gartner’s 2006 Total Sales Bookings for its Research segment. The actual number of RSUs may be between 0% and 200% of the target number depending on whether and the extent to which the targets are achieved. Assuming continued service through each vesting date, the RSUs vest in four equal annual installments, beginning on May 15, 2007. If the Committee chooses in its discretion to accelerate the vesting of any RSUs, those RSUs will still be paid upon the original vesting schedule. Upon payout of the shares, the recipient must pay a purchase price per share equal to the par value ($.0005) of Gartner’s common stock on the date of grant of the RSUs. Gartner will withhold a portion of the shares subject to the grant to cover applicable tax withholding, unless Gartner requires or otherwise permits the recipient to make alternate arrangements satisfactory to Gartner.
     Stockholder Rights. SAR recipients and RSU recipients generally will not have any of the rights of a Gartner stockholder, including voting rights and the right to receive dividends and distributions, until after actual shares of Gartner common stock are issued in respect of the award, which is subject to the prior satisfaction of the vesting and other criteria relating to such grants.
The Forms of Stock Appreciation Right Agreement and Restricted Stock Unit Agreement are attached hereto as Exhibit 10.1 and 10.2.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(c)	Exhibits
10.1.	Form of Stock Appreciation Right Agreement

10.2.	Form of Restricted Stock Unit Agreement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gartner, Inc.
Date: March 20, 2006	By:	/s/ Lewis G. Schwartz
Lewis G. Schwartz
Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
10.1	Form of Stock Appreciation Right Agreement
10.2	Form of Restricted Stock Unit Agreement